                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    August 29, 1996
                                                 -----------------------
(August 6, 1996)
- ----------------

                        Total Renal Care Holdings, Inc.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Delaware                        1-4034               51-0354549
- --------------------------------------------------------------------------------
     (State or other               (Commission        (I.R.S. Employer
      jurisdiction                  File Number)      Identification No.)
     of incorporation)


   21250 Hawthorne Boulevard, Suite 800, Torrance, California      90503
- --------------------------------------------------------------------------------
               (Address of principal executive offices)         (Zip Code)



Registrant's telephone number, including area code   (310) 792-2600
                                                   -----------------------------

                                      N/A
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)




                                                               Page 1 of 3 Pages

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ITEM 5.   OTHER EVENTS.


          Attached as Exhibit 20.1 is the press release issued by Total Renal
                      ------------
Care Holdings, Inc. dated August 6, 1996, which is hereby incorporated by reference herein.

          Attached as Exhibit 20.2 is the press release issued by Total Renal
                      ------------
Care Holdings, Inc. dated August 29, 1996, which is hereby incorporated by reference herein.

                                    SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TOTAL RENAL CARE HOLDINGS, INC.



Dated:  August 29, 1996       By:   /s/ John E. King
                                    ---------------------------
                                    John E. King
                                    Vice President and
                                    Chief Financial Officer

                                      2.

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                                 EXHIBIT INDEX


Exhibit           Description of                          Page
                  Exhibit                                 Number
- ---------------   -------------------------------------   -----------
    20.1          Press release, dated August 6, 1996.

    20.2          Press release, dated August 29, 1996.

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

                                      3.